UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

______________________________

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   February 3, 2010 (February 3, 2010)

VANGUARD HEALTH SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	333-71934	62-1698183
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
20 Burton Hills Boulevard, Suite 100, Nashville, Tennessee		37215
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including area code        (615) 665-6000

          Not applicable
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

______________________________

Item 8.01	Other Events.

On February 3, 2010, Vanguard Health Systems, Inc. (the “Company”) issued a press release announcing that certain of its wholly-owned subsidiaries will redeem for cash on March 5, 2010 all of the outstanding (1) 9% Senior Subordinated Notes due 2014 (CUSIP No. 92203PAB2) co-issued by Vanguard Health Holding Company II, LLC and Vanguard Holding Company II, Inc. and (2) 11.25% Senior Discount Notes due 2015 (CUSIP No. 92203RAB8) co-issued by Vanguard Health Holding Company I, LLC and Vanguard Holding Company I, Inc. For information regarding such matters, the Company hereby incorporates by reference herein the information set forth in its Press Release dated February 3, 2010, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits.	The exhibit filed as part of this report is listed in the Exhibit Index which is located at the end of this report.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:   February 3, 2010                                VANGUARD HEALTH SYSTEMS, INC.
                                                                                                (Registrant)

                                                                        BY: /s/ Ronald P. Soltman
                                                                               Ronald P. Soltman
                                                                               Executive Vice President, General Counsel
                                                                               & Secretary

VANGUARD HEALTH SYSTEMS, INC.
EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Vanguard Health Systems, Inc. dated February 3, 2010.